Property, Plant and Equipment - Summary of Property, Plant and Equipment (Detail) - USD ($) $ in Thousands	Mar. 31, 2015	Sep. 30, 2014	Sep. 30, 2013
Property, Plant and Equipment [Abstract]
Leasehold improvements	$ 12,572	$ 12,628	$ 12,984
Equipment and software	34,355	34,343	35,203
Total cost	46,927	46,971	48,187
Less: accumulated depreciation and amortization	(40,636)	(39,905)	(38,519)
Net Property, Plant and Equipment	$ 6,291	$ 7,066	$ 9,668